FORM 8-K

                          SECURITIES AND EXCHANGE COMMISSION


                                Washington, D.C. 20549





                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): October 5, 1994





                                 ROSE'S STORES, INC.
                (Exact name of registrant as specified in its charter)


                                       Delaware
                    (State or other jurisdiction of incorporation)


          0-631                                                  56-0382475
          (Commission File Number)        (IRS Employer Identification No.)

          218 S. Garnett Street
          Henderson, North Carolina
                                                                      27536
          (Address of principal executive offices)               (Zip Code)


                                    (919) 430-2600
                 (Registrant's telephone number, including area code)


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          Item 5.  Other Events

               On September 5, 1993 the Registrant filed a voluntary Petition for Relief under Chapter 11, Title 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Eastern District of North Carolina, Raleigh Division (the "Court"). The Registrant is in possession of its property and is maintaining and operating its property as a debtor-in-possession pursuant to the provisions of Sections 1107 and 1108 of the Bankruptcy Code.

               The Registrant has periodically reported material events related to the bankruptcy proceedings in its Form 10-K, 10-Qs and 8-Ks.

               On October 5, 1994 the Court issued an order (the "Order") approving as containing "adequate information" under Section 1125 of the Bankruptcy Code a First Amended Disclosure Statement (the "Disclosure Statement") that describes the proposed First Amended Joint Plan of Reorganization (the "Plan") and approving the solicitation of acceptances and rejections of the Plan from various classes of creditors and equity holders prior to the Court holding a confirmation hearing. A copy of the Order, the Disclosure Statement and Plan are attached as exhibits hereto. Capitalized terms used herein shall have the meanings set forth in the Plan. Various ancillary agreements required to effectuate the Plan are expected to be negotiated with the official unsecured creditors committee, the Pre-Petition Lenders, the official equity committee and any Plan/exit funder, and filed at a later date.

               While the Registrant anticipates seeking Court approval of the Plan mid-December, 1994, the Plan's "Effective Date", or the consummation of the Plan, will only occur if certain conditions are met. The Effective Date of the Plan is presently anticipated to occur during the first quarter of 1995, but there can be no assurance of that.


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          Item 7. Financial Statements and Exhibits

          The following exhibits are part of this report:

               Exhibit 10.1 Order of United States Bankruptcy Court Eastern District of North Carolina Raleigh Division dated October 5, 1994.

               Exhibit 10.2 First Amended Disclosure Statement Related to First Amended Joint Plan of Reorganization dated October 4, 1994.

               Exhibit 10.3 Proposed First Amended Joint Plan of Reorganization dated October 4, 1994.


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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ROSE'S STORES, INC.



          Date:  October 25, 1994       By:   /s/ R. Edward Anderson

                                        R. Edward Anderson
                                        President and Chief Executive Officer

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                                    Exhibit Index


          Exhibit No.                   Description


          Exhibit 10.1   Order of United States Bankruptcy
                         Court Eastern District of North
                         Carolina Raleigh Division dated
                         October 5, 1994.

          Exhibit 10.2   First Amended Disclosure Statement
                         Related to First Amended Joint Plan
                         of Reorganization dated October 4,
                         1994.

          Exhibit 10.3   Proposed First Amended Joint Plan
                         of Reorganization dated October 4, 1994.